POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of ReliaStar Life Insurance Company of New York ("RLNY"), constitute and appoint, Linda E. Senker or Kimberly J. Smith, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following RLNY registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and affirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o ReliaStar Life Insurance Company of New York Separate Account NY-B Initial Registration Statement on Form N-4 (File No. 333-_______; 811-7935) for registration of Contracts offered through Separate Account NY-B.

   SIGNATURE                      TITLE                              DATE

/s/JAMES R. GELDER
_______________________      PRESIDENT AND DIRECTOR               MAY 13, 2004
JAMES R. GELDER              (PRINCIPAL EXECUTIVE OFFICER)

/s/AUDREY R. KAVANAGH
_______________________      DIRECTOR                             MAY 11, 2004
AUDREY R. KAVANAGH

_______________________      DIRECTOR                             MAY ___, 2004
JAMES F. LILLE

_______________________      DIRECTOR                             MAY ___, 2004
R. MICHAEL CONLEY

/s/DAVID A. WHEAT
_______________________      DIRECTOR                             MAY 14, 2004
DAVID A. WHEAT

/s/KEITH GUBBAY
_______________________      DIRECTOR                             MAY 12, 2004
KEITH GUBBAY

/s/ULRIC HAYNES, JR.
_______________________      DIRECTOR                             MAY 12, 2004
ULRIC HAYNES, JR.

/s/BRIAN D. COMER
_______________________      DIRECTOR                             MAY 13, 2004
BRIAN D. COMER

/s/GREGORY G. MCGREEVEY
_______________________      DIRECTOR                             MAY 11, 2004
GREGORY G. MCGREEVEY

/s/STEPHEN J. PRESTON
_______________________      DIRECTOR                             MAY 12, 2004
STEPHEN J. PRESTON

/s/MARK A. TULLIS
_______________________      DIRECTOR                             MAY 13, 2004
MARK A. TULLIS

/s/CHARLES B. UPDIKE
_______________________      DIRECTOR                             MAY 12, 2004
CHARLES B. UPDIKE

/s/ROSS M. WEALE
_______________________      DIRECTOR                             MAY 12, 2004
ROSS M. WEALE